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                                CREDIT AGREEMENT

     This CREDIT AGREEMENT (the "AGREEMENT"), dated as of December 21, 1999 is executed among Inmobiliaria PriceSmart El Salvador, Sociedad Anonima de Capital Variable, or simply Inmobiliaria Pricesmart, S.A. de C.V., a company organized and existing under the laws of El Salvador (the "BORROWER"), PriceSmart El Salvador, Sociedad Anonima de Capital Variable, or simply PriceSmart El Salvador, S.A. De C.V., a company organized under the laws of El Salvador, (the "GUARANTOR"), PSMT Caribe Inc., a corporation organized according to the laws of the British Virgin Islands, (the "GUARANTOR"), PriceSmart, Inc., a corporation organized according to the laws of the State of Delaware, United States of America, (the "GUARANTOR AND ASSIGNOR"), PSC, S.A, a company organized under the laws of the Republic of Panama (the "GUARANTOR"), Ventures Services Inc., a corporation organized according to the laws of the State of Delaware, United States of America (the "ASSIGNOR"), and Citibank, N.A., an international banking facility organized in accordance with the laws of the State of New York, United States of America (the "LENDER").


                             PRELIMINARY STATEMENTS

     1.- INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply INMOBILIARIA PRICESMART, S.A. DE C.V. (the "BORROWER") has applied to the LENDER, for a medium term non-revolving loan of an amount of FIVE MILLION UNITED STATES DOLLARS (US$5,000,000.00).

     2.- In order to provide funds to finance a completed PriceSmart warehouse containing approximately five thousand square meters (5,000 M2) in Santa Elena, El Salvador, the BORROWER has requested that the LENDER enter into this Agreement.

     3.- PSMT Caribe, Inc. (i) has complied with a capital injection of at least THREE MILLION SEVEN HUNDRED THOUSAND Dollars (US$3,750,000.00) into the Borrower, (ii) has made capital contributions to the BORROWER in the amount of THREE MILLION UNITED STATES DOLLARS (US$3,000,000.00) for the down payment on the purchase of land located in Metrocentro, City of San Salvador, Republic of El Salvador, where the second PriceSmart store is currently being built, and ONE MILLION FIVE HUNDRED THOUSAND UNITED STATES DOLLARS (US$1,500,000.00) for construction of said store and (iii) has agreed and will contribute an additional TWO MILLION FIVE HUNDRED THOUSAND UNITED STATES DOLLARS (US$2,500,000.00) to the BORROWER for the purchase of completing land acquisition and construction of the second store located in Metrocentro, City of San Salvador, Republic of El Salvador, in the next six months from the Closing Date.


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     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

           SECTION 1.01 CERTAIN DEFINED TERMS. Certain capitalized terms are used in this Agreement with the specific meanings defined below in this
Section 1.01. Except as otherwise explicitly specified to the contrary or unless the context clearly requires otherwise, (a) the capitalized term "Section" refers to sections of this Agreement; (b) the capitalized term "Exhibit" refers to exhibits to this Agreement; (c) references to a particular Section include all subsections thereof; (d) the word "including" shall be construed as "including without limitation"; (e) references to a particular Person include such Person's successors and assigns to the extent permitted by this Agreement and the other Loan Documents; and (f) the use of the plural includes the singular and of the masculine includes the feminine, and vice-versa. References to "the date hereof" mean the date first set forth above.

           "BORROWER" has the meaning set forth in the preliminary statements to this Agreement.

           "BUSINESS DAY" means any day other than Saturday, Sunday or a day on which banks in New York, New York or San Salvador, El Salvador are authorized or required by law or other governmental action to close.

           "CAPITAL EXPENDITURES" means any payments which are made by a Person for, or in connection with, the rental, lease, purchase, construction or use of any real or personal property the value or cost of which, under Salvadoran GAAP, should be capitalized and appear on such Person's balance sheet in the category of property, plant or equipment, without regard to the manner in which such payments or the instrument pursuant to which they are made are characterized by such Person or any other Person.

           "CITIBANK" has the meaning set forth in the preamble to this Agreement.

           "COLLATERAL" means all "Collateral" (as defined in any Collateral Documents), First Security Interest on land, building, fixtures and equipment owned or leased by the Borrower, Assignment of all rents, leases and license agreements and other assets and property that in accordance with the terms of the Collateral Documents is or will be subject to any Lien in favor of the Lender.

           "COLLATERAL DOCUMENTS" means the Pledges of furniture, fixtures and equipment and the Mortgage on Real Property owned by or leased by the


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Borrower, the Assignment of all rents, of all leases and of the Licensing,
Technology Transfer, Training and Sourcing Agreement.

     "COLONES" means the lawful currency of the Republic of El Salvador.

     "CONSOLIDATED" means the consolidation of accounts in accordance with Salvadoran GAAP.

     "CROSS-BORDER INSURANCE" means the insurance policy between the Lender and OPIC.

     "DEBT" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the purchase price of property or services (other than trade or other account payables, trade acceptances, trade letters of credit or similar trade extensions of credit incurred in the ordinary course of business so long as such obligations have an original or stated maturity of not more that 180 days), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person as lessee under leases that have been or should be, in accordance with Salvadoran GAAP, recorded as capital leases, (f) all obligations, contingent or otherwise, of such Person in respect of acceptances, letters of credit or similar extensions of credit (except for trade obligations excluded under clause (b) above), (g) all obligations of such Person to make payments under the Collateral Documents, (h) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, (i) all Debt of others referred to in clauses (a) through (h) above or clause (j) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (1) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (3) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (4) otherwise to assure a creditor against loss, and (j) all Debt referred to in clauses (a) through (i) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

     "DEBT SERVICE" means, for any period, the sum of all principal payments scheduled to be made by the Borrower in respect of Debt during such period plus Interest Expense for such period plus any other payment that the Borrower is obliged to make during that period.

     "DEFAULT" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

     "DISBURSEMENT" means the amount of FIVE MILLION DOLLARS
(US$5,000,000.00) which the Lender will deliver to the Borrower pursuant to this Agreement on the Closing Date.

     "DOLLARS" and the sign "US$" each mean the lawful currency of the United States of America.

     "EBITDA" means, during any period the sum (without duplication) of (i) the net income of the Borrower, plus (ii) depreciation and amortization, plus
(iii) Interest Expense, plus (iv) all other non cash expenses including, but not limited to, unrealized losses from foreign exchange and monetary correction, and only to the extent that any such expense was deducted, plus
(v) income tax expense, to the extent that any such tax was deducted in connection with the determination of net income, minus (vi) non cash gains, including, but not limited to, foreign exchange gains and monetary corrections, minus (vii) equity income form participation in subsidiaries and affiliates plus (viii) cash dividends received from subsidiaries and affiliates.

     "EL SALVADOR" means the Republic of El Salvador.

     "ENVIRONMENTAL ACTION" means any administrative, regulatory or judicial action, suit, demand, demand letter, claim, notice of non-compliance or violation, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law or Environmental Permit, including, without limitation, (a) any claim by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (b) any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

     "ENVIRONMENTAL LAW" means any Salvadoran national, departmental, local or municipal law, rule, regulation, code, order, writ, judgement, injunction, decree or judicial or agency written interpretation, written policy or written guidance relating to the protection of the environment, health, safety or Hazardous Materials or regulating the use, disposal or exposure to substances by reason of their effect on the health or safety of humans or of the environment.

     "ENVIRONMENTAL PERMIT" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

     "EVENTS OF DEFAULT" has the meaning specified in Section 6.01.

     "FACILITY" means, at any time, the aggregate amount of the Lender Commitments at such time.

     "FISCAL YEAR" means a fiscal year of the Borrower ending on August 31st in any calendar year.

     "GUARANTEES" in connection with the full repayment of all principal and interest outstanding means (i) joint and several from the Borrower, PriceSmart El Salvador, S.A. de C.V. and PSMT Caribe, Inc, (ii) from PriceSmart, Inc., in an amount up to but not exceeding 60% of all principal and interest outstanding from time to time and (iii) from PSC, S.A., in an amount up to but not exceeding 40% of all principal and interest outstanding from time to time.

     "GUARANTEE REDUCTION PROVISION" means the Lender agrees to reduce the guarantees dollar for dollar with the repayment of the Loan pursuant to the amortization schedule, provided that the maximum reduction shall be as follows
(i) 50% of the loan TWO MILLION FIVE HUNDRED THOUSAND Dollars (US$2,500,000.00) at such time as the loan to value is equal to or less than 50% and; for the prior 12-month period, the net operating income for the Project covered combined debt service (interest and principal amortization) on the loan at a minimum 1.50:1 ratio, and (ii) 30% of the loan ONE MILLION FIVE HUNDRED THOUSAND Dollars (US$1,500,000.00) at such time as the loan to value is equal to or less than 30% and, for the prior 12-month period, the net operating income from the project covered combined debt service on the loan at a minimum 1.75:1 ratio.

     "INTEREST EXPENSE" means, for any period of the Borrower, the aggregate amount of interest paid or required to be paid in cash by the Borrower in respect of all Debt.

     "INTEREST PERIOD" means, the period commencing on the date of such Disbursement and ending on the next succeeding Payment Date and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the next succeeding Payment Date; PROVIDED, HOWEVER, that:

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         (a)  whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, PROVIDED, HOWEVER, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business day; and

         (b) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

     "INTEREST RATE" will be calculated on the basis of 3-months LIBOR Rate + 4.0% p.a. All interest will be calculated on a 365/360 days convention. Interest payments shall be due and payable on a monthly basis.

     "LIEN" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limiation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

     "LOAN CLOSING" means the date on which all parties hereto have executed this Agreement.

     "LOAN DOCUMENTS" means this Agreement, the Recognition of Debt, the Collateral Documents, in each case as amended or otherwise modified from time to time.

     "LOAN PARTY" means each of the Borrower, PriceSmart El Salvador, S.A. de C.V., PSMT Caribe, Inc., PriceSmart, Inc., PSC, S.A. and Ventures Services, Inc., any other pledgor, assignor or guarantor under any Collateral Document and their successors and permitted assigns.

     "LOAN TERM" means five years from Loan Closing.

     "MATERIAL ADVERSE CHANGE" means any substantive alteration in (a) the business condition (financial or otherwise), operations, performance, properties or prospects of the Borrower, PriceSmart El Salvador, S.A. de
C.V., PSMT Caribe, Inc., PriceSmart, Inc., PSC, S.A. which significantly diminishes any of the parties ability to perform the obligations stated herein

     "MATERIAL ADVERSE EFFECT" means any variation in the financial condition, business, properties or prospects or results of the operations of the Borrower and/or PriceSmart El Salvador, S.A. de C.V. which, in the good faith opinion of the Lender, could reasonably be expected to significantly diminish the Borrower's ability to perform its obligations stated herein.

     "MATERIAL CONTRACT" means, with respect to any Person, any written contract that is material to the business condition (financial or otherwise), operations, performance, properties or prospects of such Person, including, without limitation, with respect to the Borrower, the Leasing Agreements, the Licence Agreements or other similar contract.

     "MATURITY DATE" means December 21, 2004.

     "MORTGAGE ON REAL PROPERTY" means the mortgage entered into on the date hereof by the Borrower and the Lender for its benefit, substantially in the form of Exhibit 2 attached hereto.

     "NEW YORK LOAN DOCUMENTS" means this Agreement, the Assignment Agreement, dated as of December 21, 1999, in each case, as amended or otherwise modified from time to time.

     "OBLIGATION" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in
Section 4.01 (g). Without limiting the generality of the foregoing, the Obligations of the Borrower under the Loan Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, premiums with respect to Cross-Border Insurance, attorneys' fees and disbursements, indemnities and other amounts payable by the Borrower under any Loan
Document and (b) the obligation of the Borrower to reimburse any amount in respect of any of the foregoing that the Lender shall pay or advance on behalf of the Borrower as contemplated in this Agreement.

     "OPIC" Means Overseas Private Investment Corporation is an agency of the United States Government, with the mandate of facilitating economically productive an environmentally sound United States private investments in developing countries and emerging economies.

     "OTHER TAXES" has the meaning specified in Section 2.08.

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     "PAYMENT DATE" means each March 21, 2000; June 21, 2000; September 21,
2000; December 21, 2000; March 21, 2001; June 21, 2001; September 21, 2001;
December 21, 2001; March 21, 2002; June 21, 2002; September 21, 2002; December 21, 2002; March 21, 2003; June 21, 2003; September 21, 2003; December
21, 2003; March 21, 2004; June 21, 2004; September 21, 2004; December 21, 2004.

     "PERMITTED LIENS" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Sections 5.02 (b) and 5.03 [(a)B] hereof; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations, and (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes.

     "PERSON" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "PLEDGES OF FURNITURE, FIXTURES AND EQUIPMENT" means the pledge agreements entered into on the date hereof in respect of furniture, fixtures and equipment and certain other moveable assets owned by the Borrower on the date hereof between the Borrower and the Lender for its benefit, substantially in the form of Exhibit 2 attached hereto.

     "PROCESS AGENT" has the meaning specified in Section 7.04.

     "RECOGNITION OF DEBT" means a Loan Recognition, under Salvadoran law.

     "RESPONSIBLE OFFICER" means any authorized officer of the Borrower.

     "ROLLING PERIOD" means for any fiscal quarter, such quarter and the immediately preceding fiscal quarter.

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     "SALVADORAN GAAP" has the meaning specified in Section 1.03.

     "SOLVENT" means, with respect to any Person on a particular date, that on such date (a) the fair market value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably by expected to become an actual or matured liability.

     "TAXES" has the meaning specified in Section 2.08.

     "WORKING CAPITAL" means, as of any date, the current assets of the Borrower, other than cash and other marketable securities, minus the current liabilities of the Borrower, other than the current portion of long term debt, in each case in accordance with Salvadoran GAAP, as of such date.

     SECTION 1.02 COMPUTATION OF TIME PERIODS. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

     SECTION 1.03 ACCOUNTING TERMS. All accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to Citibank, N.A. hereunder shall be prepared in accordance with Salvadoran generally accepted accounting principles applied on a basis consistent with those applied in the preparation of the latest financial statements furnished to the Lender hereunder (which, prior to the delivery of the first financial statements under Section 5.04, shall be the unaudited financial statements referred to in Section 5.04 ("SALVADORAN GAAP").


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                               ARTICLE II

                     AMOUNTS AND TERMS OF THE LOAN

         SECTION 2.01. (a) The Lender agrees to lend to the Borrower an amount up to FIVE MILLION Dollars (US$5,000,000.00). The loan amount is not to exceed 80% of the direct and indirect hard and soft construction costs, including furniture, fixtures and equipment, organization and start-up costs, excluding land cost.

         The Borrower acknowledges that this in an IBF facility and as such, according to the Board of Governors of the Federal Reserve System of the United States, that extensions of credit by international banking facilities, this loan may be used only to finance operations outside the United States of the Borrower or of the Borrower's affiliated outside the United States. The Borrower indicates its understanding of this provision by initialing the blank which follows this paragraph.

         Initial:  /s/ M.M.
             ------------------------------

         (b) To effect the Disbursement, the Lender shall transfer the amount of the Disbursement in United States Dollars to the account of PriceSmart El Salvador, S.A. de C.V. number 0-110902-026.

         In addition to those conditions precedent to the obligation of the Lender to make the Disbursement set forth in Sections 3.01 and 4.01 below, on or before the Date of the Disbursement, the Borrower shall deliver to the Lender twenty (20) promissory notes substantially in the form of Annex A hereto (the "Notes") executed by an authorized signatory of the Borrower. The Lender shall have no obligation hereunder to effect the Disbursement if it shall not have previously received such Notes, as executed by the Borrower, at the principal offices of Citibank, N.A., San Salvador branch.

         (c) Repayment of the Disbursement. The Borrower agrees that the principal mechanism for the repayment of the Disbursement to the Lender shall be the delivery to the Lender of the amount corresponding to the amortization schedule determined in Section 2.03. Every payment shall be made in the same currency that it was delivered (US dollars). If for governmental or any other reason, the Borrower has to make payments in local currency, the amount will be calculated based on the average dollar sales price dictated by Citibank N.A., San Salvador branch, for the day that the payment takes place. If the Borrower were to make the payments in local currency without any valid reason, the loan will terminate and the Lender will have the right to ask for repayment of the full amount plus the corresponding interest.

         The Borrower will make all principle and interest payments in Citibank, N.A., San Salvador branch or where the Lender designates. Payments will first cover interest due and then principle.

         SECTION 2.02. FEES; PREMIUMS. (a) COMMITMENT FEE. The Borrower shall pay to the Lender a structuring fee set forth below:

         STRUCTURING FEE. The Borrower shall pay to the Lender at loan closing 1.25% flat (SIXTY TWO THOUSAND FIVE HUNDRED DOLLARS US$62,500.00). This fee will be deducted from the loan amount.

         SECTION 2.03. REPAYMENT OF LOAN. The Borrower shall repay to the Lender a minimum amortization of EIGHT HUNDRED SEVENTY FIVE THOUSAND Dollars (US$875,000.00) per annum. Amortization payments will be due and payable on a quarterly basis, commencing March 21, 2000. The residual amount outstanding totaling approximately ONE MILLION FIVE HUNDRED TWENTY FIVE THOUSAND DOLLARS (US$1,525,000.00) shall be due and payable at the end of the Loan Term.

         SECTION 2.04. PREPAYMENTS. With the exception of scheduled principal amortization payments, full repayment of the Loan is not permitted for a minimum of 24 months following Loan closing. Thereafter, the Borrower agrees to notify Lender in writing, at least 90 days prior to the date of any full repayment of the Loan. Also partial prepayments may only take place on the date when interest rates are adjusted, according to 3 months LIBOR Rate.

         SECTION 2.05. INTEREST (a) SCHEDULED INTEREST. The Borrower shall pay interest on the unpaid principal amount owing to the Lender from the date of disbursement until such principal amount shall be paid in full, at a rate per annum equal at all times during each Interest Period for such Disbursement of the sum of 3-month LIBOR Rate for such Interest Period PLUS 4.0% p. a., in effect from time to time, due and payable on a monthly basis. All interest will be calculated on a 365/360 days convention.

         (b) DEFAULT INTEREST. Upon the occurrence and during the continuance of a Default, the Borrower shall pay interest on the unpaid principal amount the amount owing to the Lender, payable in arrears on the dates referred to in clause (a) above and on demand, at a rate per annum equal at all times to 5% per annum above the prevailing rate per annum that would be required to be paid on the Loan pursuant to clause (a) above.

         (c) INTEREST RATE REDUCTION. The Lender agrees to reduce the interest rate up to the amounts determined below, provided that the following conditions are met (i) Reduce up to 1/8 of a percent from the initial interest rate (3-months LIBOR plus 4.0%) when the Debt Service Coverage (as defined in the Financial Covenants) is above 1.50 and Leverage (as defined in the Financial Covenants) is below 2.0 (ii) Reduce up to 1/4 of a percent from the initial interest rate (3-months LIBOR plus 4.0%) when the Debt Service Coverage (as defined in the Financial Covenants is above 2.0 and Leverage (as defined in the Financial Covenants) is below 1.50. These conditions will be measured against year-end audited financial figures. The Lender reserves the right to waive this reduction if country and market conditions are not favorable or do not permit such reduction.

         SECTION 2.06. INCREASED COSTS, ETC. (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation after the date of this Agreement or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to the Lender, related specifically to this loan, (excluding for purposes of this Section 2.06 any such increased costs resulting from (i) Taxes or Other Taxes (as to which Section 2.08 shall govern) and (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which the Lender is organized or any political subdivision thereof), then the Borrower shall from time to time, upon demand by the Lender, pay to the Lender for the account of the Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower by the Lender, shall be conclusive and binding for all purposes, absent manifest error.

         (b) If the Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) not currently in effect, increases the amount of capital required or expected to be maintained by the Lender or any corporation controlling the Lender based upon the existence of the Lender's commitment to lend hereunder and other commitments of this type and that such increase in capital represents an additional cost to the Lender relating to this transaction, then, upon demand by the Lender, the Borrower shall pay to the Lender, from time to time specified by the Lender, additional amounts sufficient to compensate the Lender or such corporation, on a proportional basis, for such increased cost in the light of such circumstances, to the extent that the Lender reasonably determines such increase in capital to be allocable to the existence of the Lender's commitment to lend to the Borrower and to result in an additional cost for the Lender. A certificate as to the amount of such increased cost, explaining in detail how such change in capital required entails additional cost for the Lender, submitted to the Borrower by the Lender, shall be conclusive and binding for all purposes, absent manifest error.

         (c) Any additional amounts payable under this Section 2.06 by the Borrower to a Lender assignee shall not exceed the additional amounts the Borrower would have been required to pay to the Lender assignor who assigned its rights and obligations under this Agreement to such assignee if no such assignment had occurred.

         (d) Before making any demand for additional amounts under this
Section 2.06, the Lender agrees to use its reasonable efforts (consistent with its internal policy and any applicable legal and regulatory restrictions) to minimize any such amounts.

         SECTION 2.07. PAYMENTS AND COMPUTATIONS. (a) The Borrower shall make each payment hereunder not later than 11:00 A.M. (New York City time) on the day when due in Dollars to the Lender at the Lender's Account in same-day funds. In the event that the amount of funds received by the Lender are insufficient to satisfy the payments due and payable hereunder, the Lender shall apply such funds in the following order of priority: (i) first: ratably to all interest due and payable hereunder, (ii) second: ratably to all amounts due and payable under Section 2.02: ratably to all principal due and payable with respect to the Loan and (iv) fourth: ratably to all other amounts due and payable hereunder.

          (b) The Borrower hereby authorizes the Lender, if and to the extent payment owed to the Lender is not made when due hereunder, to charge from time to time against any or all of the Borrower's accounts with the Lender any amount so due. The Lender agrees to provide prompt written notice to the Borrower as to the occurrence of any such charges against the Borrower's accounts by the Lender in respect of amounts due hereunder, the amount of such charges and the specific Borrower's account so charged.

          (c) All computations of fees and interest based on the 3-months LIBOR Rate shall be made by the Lender on the basis of a year of 360/365 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Lender of interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

          SECTION 2.08 TAXES. (a) Any and all payments by the Borrower hereunder shall be made, in accordance with Section 2.03, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of the Lender, taxes imposed on its income and franchise taxes imposed on it in lieu of income taxes by the jurisdiction under the laws of which the Lender is organized or its principal office is located or any political subdivision thereof and, in the case of the Lender, taxes imposed on its income or revenues and franchise and any other taxes imposed on it in lieu of income taxes by the jurisdiction of the Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or the Recognition of Debt being hereinafter referred to as "TAXES"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or the Recognition of Debt to the Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.08) the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, the Borrower shall pay (or shall cause to be paid) any present or future stamp, documentary taxes, value added or any other excise or property taxes, charges or similar levies imposed by El Salvador, that arise from any payment made hereunder or the Recognition of Debt or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any of the other Loan Documents or any other taxes as may be agreed upon by the Borrower and the Lender (hereinafter referred to as "OTHER TAXES").

          (c) The Borrower shall indemnify the Lender for the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed on amounts payable under this Section 2.08, paid by the Lender and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date the Lender makes written demand therefor accompanied by written evidence of payment of such Taxes or other Taxes.

          (d) If the Lender actually and irrevocably realizes, by reason of a refund, deduction or credit of any Taxes paid or reimbursed by the Borrower pursuant to subsection (a) or (c) above in respect of payments under this Agreement or the Recognition of Debt, a monetary benefit that it would otherwise not have obtained, and that would result in the total payments under this Section 2.08 exceeding the amount needed to make the Lender whole, the Lender shall pay to the Borrower, with reasonable promptness following the date on which it actually and irrevocably realizes such benefit, an amount equal to the lesser of the amount of such benefit or the amount of such excess; (in each case net of all out-of-pocket expenses in securing such refund, deduction or credit).

          SECTION 2.09 USE OF PROCEEDS. The proceeds of the Loan shall be available to the Borrower for the following: to refinance a completed PriceSmart warehouse containing approximately 5,000 M2 located in Santa Elena, El Salvador.

                                  ARTICLE III

                             CONDITIONS OF LENDING

          SECTION 3.01 CONDITIONS PRECEDENT TO INITIAL BORROWING. The obligation of the Lender to make a Disbursement on occasion of the Borrowing hereunder is subject to the satisfaction of the following conditions precedent:

          (a) The Lender shall be satisfied with the terms and conditions of this Agreement and the other Loan Documents and the aggregate amount of the Loan shall be FIVE MILLION DOLLARS (US$5,000,000.00).

          (b) The Lender shall have a valid and perfected first-priority security interest in the Collateral (other than the real property of the Borrower, listed in Exhibit 2 that shall be registered and perfected in accordance with Section 5.02

      n); all filings, recordations and searches necessary or desirable in connection with such security interests shall have been duly made or obtained; and all filing and recording taxes and fees shall have been paid.

          (c) The Lender shall be satisfied with the corporate and legal structure and capitalization of the Borrower and each of its Guarantors, including, without limitation, the terms and conditions of the corporate organizational documents and shareholders' agreement (if any) of the Borrower and each such Guarantor and of each agreement or instrument relating thereto.

          (d) All Material Contracts shall be in full force and effect and delivered to the Lender prior to the date hereof with certification from the Borrower as to their completeness and effectiveness and (ii) have not been amended, modified or rescinded since delivery, shall be satisfactory to the Lender.

          (e) There shall have occurred no event or circumstance that could reasonably be expected to (i) result in a Material Adverse Change, (ii) have a material adverse effect on the ability of the Borrower to meet its obligations under any Loan Document or Material Contract to which it is a party.

          (f) The Lender shall have received each of the following in form and substance satisfactory to the Lender: (i) three years historical financial statements (including Balance Sheets, profit and Loss, and Cash Flow Statements) of PriceSmart, Inc.; (ii) Business Plan and Cash Flow Projections for the Borrower and PriceSmart El Salvador for the duration of the Loan Term; (iii) Business Plan and Cash Flow Projections for PriceSmart Inc. and PSMT Caribe Inc. for 1999-2000,
      (iv) As-Built Plans and Specifications; Environmental Impact Report, if required, soil reports, occupancy permits and required governmental approvals; (v) Leasing, Shareholder and Licensing Agreements including:
      a) Licensing, Technology Transfer, Training and Sourcing Agreement among PriceSmart, Inc., Venture Services, Inc. and PriceSmart El Salvador, dated June 1, 1999; b) Lease Agreement between the Borrower and PriceSmart, which will be signed before closing of the loan and c) Shareholder Agreement between PriceSmart, Inc. and PSC, S.A., dated September 14, 1998; (vi) MAI Appraisal, in a form and from an appraisal firm acceptable to the Lender. Such appraisal is to result in a minimum valuation of EIGHT MILLION FIVE HUNDRED THOUSAND DOLLARS (US$8,500,000.00) for the property on an "As-is" basis and (vii) such other documents as reasonably required by the Lender.

          (g) There shall exist no action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality that (i) could reasonably be expected to have a Material Adverse Effect or (ii) purports to affect in a manner adverse to the

  Lender the legality, validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby.

     (h) All governmental and third party consents, approvals, authorizations and licenses necessary in connection with any Loan
  Document or the transactions contemplated thereby, if any, shall have been obtained, shall be in full force and effect and, except for the governmental and third party consents, approvals, authorizations and licenses that (i) were delivered to the Lender prior to the date hereof with certification from the Borrower as to their completeness and effectiveness and (ii) have not been amended, modified or rescinded since such delivery, shall be satisfactory to the Lender, all applicable waiting periods shall have expired without any action being taken by any competent authority, and no law or regulation shall be applicable in the judgment of the Lender that restrains, prevents or imposes materially adverse conditions on the Borrower, any Loan Document or the transactions contemplated thereby.

     (i) The Cross-Border Insurance shall be in full force and effect and shall be satisfactory in all respects to the Lender.

     (j) The Lender shall have received on or before the date of the initial Borrowing the following each dated such day (unless otherwise specified), in form and substance satisfactory to the Lender (unless otherwise specified) and in sufficient copies for the Lender

            (i) Notarized declaration of the Corporate Secretary of the board of directors of each Loan Party establishing that all said parties have met all necessary corporate requirements to the satisfaction of the Lender, and the transactions contemplated thereby and of all documents evidencing other necessary corporate requirements and governmental and other third party approvals and consents, if any, with respect to such Loan Document.

            (ii) Copies of the organizational documents of each Loan Party and all amendments thereto certified by the General Manager, a Vice President or Secretary of such Loan Party as being a true, correct and complete copy thereof.

            (iii) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign each Loan Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.

            (iv) Certified copies of all Material Contracts of the Borrower listed in Exhibit 4 (Leasing Agreement, License Agreement, etc.) duly executed by the parties thereto, all of which shall be in full force and effect.

            (v) Each of the Mortgage on Real Property, the Pledge of Equipment, the Pledge of the Furniture, Pledge of the Fixtures, Assignment of the Leasing Agreement and of the Licensing, Technology Transfer, Training and Sourcing Agreement, in each case duly executed by the parties thereto on the date hereof and substantially in the form of the relevant Exhibit hereto, together with:

                   (A) evidence of the completion of all recordings, filings, registrations and notices of or with respect to each such Collateral Document (other than the registration of the Mortgages on Real Property with the appropriate Salvadoran registries that shall be completed in accordance with Section 5.02 n) that the Lender may deem necessary or desirable in order to perfect and protect the Liens created thereby; and

                   (B) evidence that all other action that the Lender may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under each such Collateral Document.

            (vi) The Cross-Border Insurance, duly executed by OPIC and the Lender, which agreement shall be in full force and effect.

            (vii) Recognition of Debt in respect of the Borrowing, duly executed by the Borrower, substantially in the form of Exhibit 2 hereto.

            (viii) A certificate of the Chief Financial Officer of the Borrower, in form and substance satisfactory to the Lender, certifying as to the a) DEBT SERVICE RATIO. Shall not fall below the level of 1.25 for year 2001, 1.50 for year 2002, and 1.60 thereafter. The debt service ratio is defined as net income plus interest plus depreciation plus amortization divided by principal plus interest payment. Cash Coverage Ratio, defined below, shall not fall below 1.10 for year 2000. Cash Coverage Ratio is defined as EBITDA + Cash at hand - US$500,000.00)/ (Interest Exp. + Current Maturity) EBITDA will be calculated utilizing the past twelve months. (b) INTEREST COVERAGE. Shall not fall below the level of 2.0 for year 2000, 2.5 for year 2001, 3.0 for year 2002, 3.5 for year 2003, and 4.0 for year 2004 (c) LEVERAGE RATIO. Shall not be greater than 3.0 for year 2000, 2.50 for year 2001, 2.0 for year 2002, 1.75 for year 2003, and 1.0 for year 2004. Leverage is defined as: the total debt divided by net worth. (d) TOTAL DEBT/EBITDA. Shall not be greater than
     3.25 for year

     2001, 2.5 for year 2002, 2.0 thereafter. EBITDA will be calculated utilizing the past twelve months.

            (ix) Such other approvals, opinions or documents as the Lender may reasonably request, PROVIDED that for the avoidance of doubt such corporate resolutions, certificates and documents of PriceSmart El Salvador, S.A. de C.V., PriceSmart, Inc., PMST Caribe, Inc., PSC, S.A. and Ventures Services, Inc. shall relate to the transactions contemplated by the Loan Documents or the corporate existence of such Loan Parties.

     (k) The Borrower shall have paid (i) all accrued fees of the Lender and (ii) as provided in Section 2.05, all accrued expenses of the Lender (including the reasonably accrued fees and expenses of the local counsel to the Lender).

     SECTION 3.02. CONDITIONS PRECEDENT TO THE BORROWING. The obligation of the Lender to make the disbursement on the occasion of the Borrowing shall be subject to the further conditions precedent that on the date of the Borrowing
(i) the Lender shall have received the Recognition of Debt in respect of the Borrowing, duly executed by the Borrower, substantially in the form of
Exhibit 2 hereto, and (ii) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing, and the acceptance by the Borrower of the proceeds of the Borrowing shall constitute a representation and warranty by the Borrower that both on the date of such notice and on the date of the Borrowing such statements are true)

     (a) the representations and warranties contained in the Loan Document are correct on and as of such date, before and after giving effect to the Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and,

     (b) no event has occurred and its continuing, or would result from the Borrowing or from the application of the proceeds therefrom, that constitutes a Default.

     SECTION 3.03. DETERMINATIONS UNDER SECTIONS 3.01 AND 3.02. For purposes of determining compliance with the conditions specified in Sections 3.01 and 3.02, the Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender by its execution of this Agreement.

                                   ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES


     SECTION 4.01 REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

     (a) The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not reasonably be expected to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding capital stock of the Borrower has been validly issued, is fully paid and non-assessable. The outstanding capital stock of the Borrower is free and clear of all Liens.

     (b)    The Borrower has no Subsidiaries.

     (c) The execution, delivery and performance by the Borrower of the Loan Document to which it is or is to be a party, and the consummation of the transactions contemplated hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's organizational documents, (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower.

     (d) No authorization or approval or other action by, and no notice to or filing with, any Salvadoran governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by the Borrower of any Loan Document to which it is or is to be a party, or for the consummation of the transactions contemplated hereby, (ii) the grant by the Borrower of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by the Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, have been duly obtained, taken, given or made and are in full force and effect.

     (e) This Agreement has been duly executed and delivered by the Borrower. This Agreement is, the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

     (f) The pro forma and forecasted balance sheets, income statements and statements of cash flows of the Borrower delivered to the Lender pursuant to Section 3.01 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in the light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower's best estimate of its future financial performance.

     (g) No information, exhibit or report furnished by the Borrower to the Lender (including the Information Memorandum when delivered) in connection with the negotiation of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

     (h) The Lender has received and reviewed the Insurance Policies and has found them acceptable.

     (i) There is no action, suit, investigation, litigation or proceeding, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) could reasonably be expected to have a Material Adverse Effect or (ii) purports to materially affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby.

     (j) The operations and properties of the Borrower comply in all material respects with all applicable Environmental Laws and Environmental Permits, all past material non-compliance with such Environmental Laws and Environmental Permits has been resolved without ongoing obligations or costs, and no circumstances exist that could (i) form the basis of an Environmental Action against such Person or any of its properties that could reasonably be expected to have a Material Adverse Effect or (ii) cause any such property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law.

     (k) The Borrower is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that, in each case, could reasonably be expected to have a Material Adverse Effect.

     (l) The Collateral Documents create a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations owing to the Secured Party under the Loan Documents and all filings and other actions necessary or desirable to perfect and protect such security interest set forth therein shall have been duly taken. The Borrower is the legal and beneficial owner of the Collateral pledged by it and that the Collateral is free and clear of an Lien, except for the liens and security interests created or permitted under the Loan Documents.

     (m) Neither the business nor the properties of the Borrower are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty (whether or not covered by insurance) that could be reasonably likely to have a Material Adverse Effect.

     (n) Set forth on Schedule 3.01(m)(vi) hereto is a complete and accurate list of all Material Contracts of the Borrower, showing as of the date hereof the parties, subject matter and term thereof. Each Material Contract has been duly authorized, executed and delivered by all parties thereto, has not been amended or otherwise modified, is in full force and effect and is binding upon and enforceable against all parties thereto in accordance with its terms, and there exists no default under any Material Contract by any party thereto.

     (o) The Borrower and the Guarantors have obtained insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower operates and as otherwise contemplated in the Collateral Documents.

     (p) The Borrower nor any of the Guarantors and their respective property has any immunity from jurisdiction of any court or from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of El Salvador.

     (q) This Agreement, the Notes and the other Loan Documents are in proper legal form under the law of El Salvador for the enforcement thereof against the Borrower and the other Loan Parties under the law of El Salvador, and to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement and the other Loan Document in El Salvador, it is not necessary that this Agreement, the Notes or any other Loan Documents or any other document be filed or recorded at this time with any court or other authority in El Salvador or that any stamp or similar tax be paid on or in respect of this Agreement, the Notes or any Loan Document; PROVIDED that the signature of the Borrower has been notarized by a notary public and an apostille has been duly received for such notarization and each of the Loan Documents is translated into Spanish by an official an official translator. There is no tax, levy, impost, deduction, charge or withholding imposed by El Salvador on any political subdivision, thereof either

     (i) on or by virtue of the execution or delivery of the Agreement, the Notes, any other Loan Document or (ii) on any payment to be made by the Borrower pursuant to the Agreement or the other Loan Documents, except for a 20% withholding tax imposed on payments of interest to non-Salvadoran institutions that have not qualified with the Central Reserve Bank of El Salvador.

     (r) Each of the Borrower and the Guarantors is, individually and together, Solvent.

     (s) The Borrower has (i) initiated a review and assessment of all areas within its business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower (or suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, the Borrower believes that all computer applications (including those of its suppliers and vendors) that are material to its business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.


                                   ARTICLE V

                          COVENANTS OF THE BORROWER AND
                       PRICESMART EL SALVADOR, S.A. DE C.V.

     SECTION 5.01. FINANCIAL COVENANTS ON A CONSOLIDATED BASIS. So long as any amount of the Loan shall remain unpaid, the Borrower and PriceSmart El Salvador, Sociedad Anonima de Capital Variable, or simply PriceSmart El Salvador, S.A. de C.V. on a consolidated basis, shall:

     (a) REVIEW OF COVENANTS. Permit covenants to be reviewed at the end of each quarter (calculated and measured using a 12 month rolling basis) commencing with the conclusion of the first full year of operation.

     (b) DEBT SERVICE RATIO. Shall not fall below the level of 1.25 for year 2001, 1.50 for year 2002, and 1.60 thereafter. The debt service ratio is defined as: net income plus interest plus depreciation plus amortization divided by principal plus interest payment. Cash Coverage Ratio, defined below, shall not fall below 1.10 for year 2000. Cash Coverage Ratio is defined as: EBITDA + Cash at hand - US$500,000.00)/(Interest Exp. + Current Maturity).

     (c) INTEREST COVERAGE. Shall not fall below the level of 2.0 for year 2000, 2.5 for year 2001, 3.0 for year 2002, 3.5 for year 2003, and 4.0 for year 2004.

     (d) LEVERAGE RATIO. Shall not be greater than 3.0 for year 2000, 2.50 for year 2001, 2.0 for year 2002, 1.75 for year 2003, and 1.0 for year 2004. Leverage is defined as: the total debt divided by net worth.

     (e)    TOTAL DEBT/EBITDA. Shall not be greater than 3.25 for year 2001,
2.5 for year 2002, 2.0 thereafter. EBITDA will be calculated utilizing the past twelve months.

     SECTION 5.02. AFFIRMATIVE COVENANTS. So long as any amount of the Loan shall remain unpaid, or the Lender shall have any Commitment hereunder, the Borrower and PriceSmart El Salvador, Sociedad Anonima de Capital Variable, or simply PriceSmart El Salvador, S.A. de C.V. shall:

     (a) COMPLIANCE WITH LAWS, ETC. (i) Comply with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, all pension laws and Environmental Laws, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect and (ii) obtain and maintain all necessary permits, licenses, authorizations and approvals with any governmental authority or regulatory body or any other third party required in connection with the performance by the Borrower under any Loan Document or any Material Contract, requiring that all the transactions with its affiliates shall be conducted at "arms length".

     (b) PAYMENT OF TAXES, ETC. Pay and discharge before the same shall become delinquent and maintain appropriate reserves for (A) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (B) all lawful claims that, if unpaid, might by law become a Lien upon its property, PROVIDED, HOWEVER, that the Borrower and PriceSmart El Salvador, S.A. de C.V. shall not be required to pay or discharge, any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

     (c) PAYMENT OF MATERIAL OBLIGATIONS. The Borrower and PriceSmart El Salvador, S.A. de C.V. shall comply with all their material obligations.

     (d) MAINTENANCE OF INSURANCE. Maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or PriceSmart El Salvador, S.A. de C.V., as the case may be, operate and as otherwise contemplated in the Collateral Documents.

     (e) MAINTENANCE OF TITLE INSURANCE. Maintain title insurance in favor of the Lender from a title insurance company acceptable by the Lender.

     (f) MAINTENANCE OF PROPERTIES, ETC. Maintain and preserve all of its properties and all necessary governmental approvals, licenses and permits, that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted. No changes in ownership are permitted without the Lender's consent.

     (g) YEARLY CAPITAL EXPENDITURES. The yearly Capital Expenditures should not exceed an amount of FOUR HUNDRED THOUSAND Dollars
  (US$400,000.00). The amount stated herein refers to additional CAPEX, incremental from the financing provided by the Lender.

     (h) PRESERVATION OF CORPORATE EXISTENCE, ETC. Preserve and maintain its existence, legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises, to the extent that failure to preserve and maintain the same could produce a Material Adverse Effect and conduct its business in accordance with prudent business practices. The Borrower and PriceSmart El Salvador, S.A. de C.V. will not be allowed to contract any of the following without the Lender's prior consent: mergers, consolidations and divestitures and changes in conduct of the business of either's corporate structure.

     (i) VISITATION RIGHTS. During normal business hours and from time to time, with reasonable notice, permits the Lender, or any of the insurer parties to the Political Risk Insurance or any agents or representatives thereof, to examine the records and books of account of, and visit the properties of, the Borrower PriceSmart El Salvador, S.A. de C.V., and to discuss the affairs, finances and accounts of the Borrower and of PriceSmart El Salvador, S.A. de C.V. with any of its officers or directors and with its independent certified public accountants.

     (j) KEEPING OF BOOKS. Keep appropriate and accurate books of record and accounts, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and of PriceSmart El Salvador, S.A. de C.V. in accordance with Salvadoran GAAP.

     (k) COMPLIANCE WITH TERMS OF REAL PROPERTY LEASEHOLDS. Make all payments and otherwise perform all obligations in respect of all leases of real property to which the Borrower or PriceSmart El Salvador, S.A. de C.V., as applicable, is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or canceled, notify the Lender of any default by any party with respect to such leases and cooperate with the Lender in all respects to cure any such default, except where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (l) PROPERTY AND CASUALTY INSURANCE. The Borrower shall maintain property and casualty insurance customary in the industry, properly endorsed in favor of the Lender from an insurance company accepted by the Lender.

     (m) TITLE INSURANCE. The Borrower shall maintain Lender Title Insurance in favor of the Lender from a title insurance company accepted by the Lender.

     (n) PERFECTION OF SECURITY INTERESTS. Maintain the recording, priority and perfection of the Liens on the Collateral created by the Collateral Documents and keep all Collateral free and clear of Liens except for the Liens created under Collateral Documents.

     (o) FURTHER ASSURANCES. From time to time, do and perform any and all acts and execute any and all documents as may be necessary or as reasonably requested by the Lender or the insurers in order to effect the purposes of this Agreement or to protect the rights or interests of the Lenders or the insurer parties to the Political Risk Insurance, in each case, or under the Loan Documents or as may be otherwise contemplated in the Political Risk Insurance.

     (p) YEAR 2000 COMPLIANT. Promptly notify the Lender in the event the Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to the Borrower's business and operations will not be Year 2000 compliant, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

     (q) WORKER RIGHTS. To observe, cause each contractor to observe, with respect to its respective employees, applicable laws relating to acceptable conditions of work with respect to minimum wages, hours of work, and occupational health and safety. Furthermore, in connection with the project it agrees, and agrees to cause each contractor, (i) not to use forced labor, (ii) not to employ any person under age 15, and not to employ any person under age 18 for any hazardous activity, and (iii) that all employees will have the right to remove themselves from hazardous situations without jeopardizing their continued employment.

     (r) ENVIRONMENTAL COMPLIANCE. Comply with (i) the International Finance Corporation's Environmental, Health and Safety Guidelines for Office Buildings, dated July 1, 1998, and (ii) the provisions of all applicable environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder, with respect to the project. The Borrower shall require its project contractors to comply with the foregoing worker rights requirements with respect to employees of such contractors or their subcontractors.

     (s) GOVERNMENTAL COMPLIANCE. Conduct its business in compliance with all applicable laws and directives of governmental bodies having force of law, including without limitation, corrupt practices laws and shall implement internal management and accounting practices and controls adequate to ensure compliance with applicable corrupt practices laws. The Borrower shall use the proceeds of its Loan solely for the project and shall not engage in any business in connection with the project other than its present business activities and those related to its project, as each are described in the information provided to OPIC and other activities similar, thereto, without the prior written consent of OPIC.

     (t) ADDITIONAL TERMS. Comply with such additional terms and conditions as may be required in connection with each OPIC Approval.

     (u) NO LIABILITY FOR OPIC. Agree that OPIC shall bear no liability if a Facility Loan is not funded in whole or in part.

     (v) GROSS-UP OF PAYMENTS. Agree to the gross-up of payments by it for taxes and increased costs on terms to be agreed upon between the Lender and OPIC.

     (w) OPIC'S OPTION TO PURCHASE. Consent to the exercise of OPIC's option to purchase the Loan, if applicable.

     (x) SELF-MONITORING QUESTIONNAIRE. The Borrower shall complete and annually submit the OPIC Self-Monitoring Questionnaire, which will be provided by the Lender, with respect to the operation of the related project. Unless waived in writing by OPIC, the Borrower shall, upon request of OPIC, give access to OPIC representatives during normal business hours to permit them to inspect their facilities and properties.

     The Borrower acknowledges that the Lender is required to (i) notify OPIC upon becoming aware of any violation of the covenants in this Section letters
(r), (s), (t), (u), (v), (w), (x) and (y) by the Borrower, (ii) consult with OPIC concerning appropriate actions to be taken with respect to such violations, and (iii) if OPIC so directs, accelerate, or cause the applicable Branch to accelerate the related Loan, provided it or the applicable Branch has the power to do so under applicable law.

     SECTION 5.03. NEGATIVE COVENANTS. So long as any amount of the Loan shall remain unpaid, or the Lender shall have any Commitment hereunder, the Borrower shall not, and, except as set forth below, at any time:

     (a) LIENS, ETC. Create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character now owned, or assign any right to receive income EXCLUDING:

                 (A)    Liens created under the Loan Document; and

                 (B)    Permitted Liens.

     (b) MERGERS, ETC. Contract any of the following without the Lender's prior written consent: mergers, consolidations and divestitures, and changes in conduct of the business or corporate structure.

     (c) SALES, ETC. OF ASSETS. Sell, lease, transfer or otherwise dispose of any Collateral or any part of its assets other than Collateral, or grant any option or other right to purchase, lease or otherwise acquire any Collateral or any part of its assets other than Collateral, other than
  (i) in the case of the Borrower inventory to be sold in the ordinary course of its business, (ii) assets no longer used or useful in its operations.

     (d) INVESTMENTS IN OTHER PERSONS. Contract any of the following without the Lender's prior written consent: investments in subsidiaries, affiliates and/or third parties; and guarantees to third parties. Invest in the capital stock or securities of any subsidiary or affiliated corporations except in the ordinary course of business.

     (e) CHANGE IN NATURE OF BUSINESS. Make any material change in the nature of its business as carried on at the date hereof.

     (f) ACCOUNTING CHANGES. Make or permit any change in accounting policies or reporting practices, except as required to comply with Salvadoran GAAP.

     (g) PREPAYMENTS, ETC. OF DEBT. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of this Agreement, other than, prepayment of (A) the Loan in accordance with the terms of this Agreement and (B) trade account payables incurred in the ordinary course of business.

     (h) AMENDMENT, ETC. OF CERTAIN CONTRACTS. Amend, modify or change in any manner any material term or condition of, or cancel or terminate, or consent to or accept any cancellation or termination of, or give any consent, waiver or approval under, or waive any default under or breach of any material term or condition of, the Lease and License Agreement, without the prior written consent of the Lender.

     (i) PARTNERSHIPS. Become a general partner in any general or limited partnership.

     (j) ACQUISITIONS. Contract any of the following without the Lender's prior consent if they should exceed the amount of US$250,000.00 per year (excluding capital expenditures); acquisitions, sales or transfers of assets; leases or sale/leasebacks of assets, repurchases or redemptions of outstanding stock (including options or warrants); exchanges defeasances, amendments or repurchases of long term indebtedness; and capital lease and operating lease obligations.

     (k) CHARTER AMENDMENTS. Make any amendment or modification of its corporate organizational documents in a manner that could reasonably be expected to be materially adverse to the rights, remedies or interests of the Lender or the ability of the Borrower or any other Loan Party to perform under any Loan Document, or impair the value of the Collateral.

     (l) NEGATIVE PLEDGE. Enter into or suffer to exist any agreement on all assets which are the subject of this loan.

     (m) WORKER RIGHTS. Take any action, and to ensure that no action will be taken by any contractor (or subcontractor) of the Borrower performing engineering, procurement and construction services, or providing operating and management services, for the project (each a "contractor" and collectively the "contractors") to prevent employees of the Borrower or of any such contractor performing such services for the project in El Salvador from lawfully under the laws of El Salvador exercising their right of association and their right to bargain collectively.

     SECTION 5.04. ADDITIONAL GUARANTOR CONVENANTS. So long as any amount of the Loan shall remain unpaid, or the Lender shall have any Commitment hereunder, the Guarantors shall:

     (a) MINIMUM NET WORTH. PriceSmart, Inc. shall maintain a minimum net worth of US$55,000,000.00, at all times.

     (b) EXISTING OWNERSHIP. PriceSmart, Inc., shall not diminish existing ownership in PSMT Caribe, Inc.

     (c) MINIMUM NET WORTH. PSC, S.A. shall maintain a minimum net worth of US$10,000,000.00.

     (d) EXISTING OWNERSHIP. PSC, S.A. shall maintain existing ownership in PSMT Caribe, Inc.

     (e) MINIMUM NET WORTH. PSMT Caribe, Inc. shall maintain a minimum net work of US$25,000,000.00.

     (f) VARIANCE FROM COVENANTS. In the event that the Guarantors anticipate a variance from any of the above covenants, except wherein PriceSmart, Inc. obtains greater percentage interest in PSMT Caribe, Inc., the Borrower, and/or PriceSmart El Salvador, S.A. de C.V., the Guarantors must obtain the Lender's consent thereto with an advance 60 days notice, which consent may be withheld at the Lender's sole discretion.

     SECTION 5.05 - REPORTING REQUIREMENTS. So long as the Loan or any part of the Loan shall remain unpaid, the Borrower will furnish to the Lender:

     (a) DEFAULT NOTICE. As soon as possible and in any event no later than five Business Days, (i) after the General Manager or the Chief Financial Officer of the Borrower obtains knowledge of the occurrence of each Default, a statement of a senior officer of the Borrower setting forth details of such Default, other "default" or Material Adverse Change and the action that the Borrower has taken and proposes to take with respect thereto; (ii) In the event that non-compliance or potential non-compliance with covenants in Sections 5.02(q) and 5.03 (m), with respect to the employees of the Borrower or any contractor comes to the attention of the Borrower, it shall give prompt notice thereof to the Lender and OPIC and, if applicable, to such contractor. It (i) shall (a) cure such non-compliance or (b) cause such contractor to cure such non-compliance, in either case to the satisfaction of OPIC, and (ii) shall terminate that contract with such contractor (the "contract") unless such non-compliance is cured to the satisfaction of OPIC within 90 days of such notice thereof from the Lender of OPIC to it, whichever occurs first.

     (b) QUARTERLY FINANCIALS. As soon as available and in any event within 45 days after the end of each of the quarters of each Fiscal Year, a Consolidated and consolidating balance sheet of the Borrower, PriceSmart El Salvador, S.A. de C.V., and the Guarantors as of the end of such quarter. All financial statements shall include a certificate from the management detailing compliance of the Financial Covenants and certifying that no Default or Event of Default has occurred.

     (c) ANNUAL AUDITED FINANCIALS. As soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated and consolidating audited balance sheet of the Borrower, PriceSmart, S.A. de C.V. And the Guarantors. All financial statements shall include a certificate from the management detailing compliance of the Financial Covenants and certifying that no Default or Event of Default has occurred.

     (d) LITIGATION. (i) Promptly after the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (A) which could have a Material Adverse Effect on the Borrower or any other Loan Party, (B) or which could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower and (ii) as soon as possible and in any event no later than five Business Days after the General Manager or the Chief Financial Officer of the Borrower obtains knowledge of the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospect of the Borrower.

     (e) OTHER INFORMATION. Within fifteen days of a written request by the Lender, such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower as the Lender may from time to time reasonably request.


                                  ARTICLE VI

                               EVENTS OF DEFAULT

     SECTION 6.01. EVENTS OF DEFAULT. If any of the following events ("EVENTS OF DEFAULT") shall occur and be continuing:

     (a) the Borrower shall fail to ratify, before a Salvadoran Notary Public, this Agreement and the Collateral Documents within a 30-day period from closing date.

     (b) (i) the Borrower and PriceSmart El Salvador, S.A. de C.V. shall fail to pay any principal or interest of the Loan when the same shall become due and payable or (ii) the Borrower and PriceSmart El Salvador, S.A. de C.V. shall fail to pay any other amounts to any party due and payable, where such failure shall continue unremedied for 30 days after due date. Payments due to PriceSmart, Inc. are exempt from this provision.

     (c) any Guarantor shall fail to honor the obligations under the Loan Documents.

     (d) any representation or warranty made by the Borrower, PriceSmart El Salvador, S.A. de C.V. and any of the Guarantors (or any of its officers) in the Loan Document or any certificate or other document delivered in connection with the Loan Documents shall prove to have been incorrect in any material respect when made or confirmed;

     (e) the Borrower, PriceSmart El Salvador, S.A. de C.V. or any of the Guarantors shall fail to perform or observe any term, covenant or agreement contained in Sections 5.01, 5.02, 5.03, 5.04, and 5.05;

     (f) Material Breach: any representation or warranty by Borrower, PriceSmart El Salvador and Guarantors proves to be incorrect in any material aspect, or any other covenants are not complied with;

     (g) Bankruptcy, insolvency, re-scheduling, moratoria on payments or similar proceeding by or against Borrower, PriceSmart El Salvador and Guarantors.

     (h) Changes in laws that materially affect the ability of the Borrower to perform obligations, make Borrower's obligations under the Loan Documentation illegal or unenforceable, failure of the obligations under the Loan Facility to rank senior to all indebtedness of the Borrower and PriceSmart El Salvador, S.A. de C.V.;

     (i) A change in ownership, management or control of Borrower and/or PriceSmart El Salvador, S.A. de C.V. excepting any increase in direct or indirect ownership by PriceSmart, Inc.;

     (j) Occurrence of Material Adverse Change in the condition (financial or otherwise) of Borrower or PriceSmart El Salvador, S.A. de C.V.;

     (k) Termination, by PriceSmart, Inc., of the Licensing, Technology Transfer, Training & Sourcing Agreement, pursuant to Section 12 of said Licensing Agreement. In the event PriceSmart, Inc. elects to terminate said Licensing Agreement during the term of the Loan, it shall provide Lender with written notice of its intent thereof, six months prior to said election;

     (l) Cure Provisions: Borrower shall have a 10-days curing period for any payment default. This provision does not require notification and must not be exercised more than twice per year. In such case that this provision is exercised more than twice per year, Borrower shall be in immediate default. Borrower shall have a 30-day curing period for any non-payment default;

     (m) Failure of the Borrower (x) promptly to notify the Lender and, if applicable, the contractor of such non-compliance; or (y) to cure such non-compliance or cause such contractor to cure such non-compliance, in either case to the satisfaction of OPIC, or (ii) to terminate the contract. The Borrower and the contractors are not responsible under this Section for the actions of the government of El Salvador.

     Then, the Lender may declare, by written demand for payment, any portion or all of the Loan to be due and payable, whereupon such portion of the Loan, together with interest accrued thereon and all other amounts due under this Agreement, shall immediately mature and become due and payable.

                                  ARTICLE VII

                                 MISCELLANEOUS

     SECTION 7.01. DEVALUATION HEDGE. The Lender agrees that, prior to Loan closing, it will not require the Borrower to enter into a non-delivery forward contact in order to hedge local currency devaluation risk, based upon the Borrower's current policies and practices regarding devaluation risk. However, the Borrower and the Lender agree that this policy will be reviewed on a quarterly basis, and, in the event that market conditions so dictate, the Lender reserves the right to require that the Borrower enter into such hedge. The Borrower acknowledges the Lender's rights in this regard and agrees to act in good faith in order to mitigate any devaluation risk.

     SECTION 7.02. LOAN PARTICIPATION. The Lender may, in its sole discretion, participate or assign all or a portion of the Loan to one or more lending institutions (Co-lenders or Participants). In the event the Lender assigns all or a portion of the Loan to a Co-Lender, the Lender's responsibility for the funding of that portion of the Loan will terminate upon the assumption by the Co-Lender of such responsibility. Lender may, but will not be obliged to serve as agent for the Co-Lenders with respect to the Loan.

     SECTION 7.03. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed (or, in the case of the Collateral Documents, consented to) by the Borrower and the Lender.

     SECTION 7.04. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to the Borrower, at its address at 4649 Morena Blvd, San Diego, California, 92117, Attention: Ernesto Grijalva, Vice President Latin America, Legal Affairs, if to the Lender, at its address set forth on the signature pages hereof, or, as to the Borrower, or the Lender, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Lender. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement is executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

     SECTION 7.05. NO WAIVER, REMEDIES. No failure on the part of the Borrower or the Lender, to exercise, and no delay in exercising, any right hereunder or under this Agreement or Recognition of Debt shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 7.06. COSTS, EXPENSES. The Borrower agrees to pay all incidental expenses of the Lender relating to the Loan, including but not limited to appraisal fees, attorneys fees, notary and recording fees, and environmental studies, if any, shall be paid by Borrower whether or not the Loan closes.

     SECTION 7.07. JURISDICTION, ETC. (a) Each of the parties hereto hereby irrevocably, and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final, non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents in the courts of any jurisdiction, including the enforcement of the Collateral Documents governed under Salvadoran law in the courts of El Salvador. The Borrower irrevocably and unconditionally waives any right to claim a lack of jurisdiction should any Loan Document be enforced in El Salvador. The Borrower hereby irrevocably appoints Ernesto Grijalva, Vice President Latin America Legal Affairs (the "PROCESS AGENT") with an office on the date hereof 4649 Morena Blvd, san Diego, California, 92117 as its agent to receive on behalf of such Borrower and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Borrower in care of the Process Agent at the

Process Agent's above address, and such Borrower hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Borrower also irrevocably consents to the service of any and all process in any such action or proceeding by sending copies of such process by mail (by method requiring evidence of receipt) with a second copy to be sent to the Borrower by courier at its address specified in Section 7.04.

     (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement and the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Borrower hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Documents and, without limiting the generality of the foregoing, agrees that the waivers set forth in this subsection (c) shall have the fullest scope permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.

     SECTION 7.08. ENGLISH LANGUAGE. This Agreement has been negotiated and executed in the English language. The English language version of this Agreement and each other Loan Document shall control and be conclusive as to the meaning of any terms and provisions hereof or thereof, except in the case of the Recognition of Debt, the Mortgage on Real Property, the Pledges of the Equipment and the Pledge of the Lease Agreement, where the Spanish language version shall control and be conclusive as to the meaning of any terms and provision thereof. Each other document to be delivered in respect of this Agreement shall be in the English language or shall be accompanied by an English translation certified by the Borrower as being complete and correct.

     SECTION 7.09. GOVERNING LAW. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7.10. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, PRICESMART EL SALVADOR, S.A. DE C.V., THE GUARANTORS, THE ASSIGNOR AND THE LENDER IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR

THE ACTIONS OF THE LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      BORROWER:   /s/ Mauricio Muyshondt
                                      IMMOBILIARIA PRICESMART EL
SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE or simply
INMOBILIARIA PRICESMART, S.A. DE C.V.

                                      By: /s/ Mauricio Muyshondt
                                          Name:  Mauricio Muyshondt
                                          Title: Attorney In Fact


                                      GUARANTORS:
                                      PRICESMART EL SALVADOR
SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL
SALVADOR, S.A. DE C.V.

                                      By: /s/ Ernesto Grijalva
                                          Name:  Ernesto Grijalva
                                          Title: Director Secretary


                                      PRICESMART, INC.

                                      By: /s/ Ernesto Grijalva
                                          Name:  Ernesto Grijalva
                                          Title: Vice President Latin America
                                                 Legal Affairs


                                      PSMT CARIBE, INC.

                                      By: /s/ Ernesto Grijalva
                                          Name:  Ernesto Grijalva
                                          Title: Attorney In Fact

                                      PSC, S.A.

                                      By: /s/ Edgar Zurcher
                                             Name:  Edgar Zurcher
                                             Title: President


                                      VENTURES SERVICES, INC.

                                      By: /s/ Ernesto Grijalva
                                             Name:  Ernesto Grijalva
                                             Title: Attorney In Fact


                                      LENDER
                                      CITIBANK, N.A.

                                      By: /s/ Gijs Bert Veltman
                                          Name:  Gijs Bert Veltman
                                          Title: Vice President Corporate Bank
                                                 Head

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                               Maturity Date: March 21, 2000.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                               Maturity Date: June 21, 2000.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                           Maturity Date: September 21, 2000.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                            Maturity Date: December 21, 2000.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                               Maturity Date: March 21, 2001.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                               Maturity Date: June 21, 2001.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                           Maturity Date: September 21, 2001.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                             Maturity Date: December 21, 2001.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                               Maturity Date: March 21, 2002.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                               Maturity Date: June 21, 2002.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                            Maturity Date: September 21, 2002.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                            Maturity Date: December 21, 2002.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                               Maturity Date: March 21, 2003.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                               Maturity Date: June 21, 2003.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                            Maturity Date: September 21, 2003.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                             Maturity Date: December 21, 2003.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                               Maturity Date: March 21, 2004.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                               Maturity Date: June 21, 2004.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.

                               PROMISSORY NOTE
                               WITHOUT PROTEST

For US$218,750.00                           Maturity Date: September 21, 2004.

By this PROMISSORY NOTE INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V., referred to hereinafter as THE BORROWER, hereby unconditionally promises to pay to the order of CITIBANK, N. A., at the offices of Citibank, N.A. New York, the principal sum of TWO HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED FIFTY United States Dollars plus a 3-months LIBOR interest rate plus 4.0%, on the maturity date stated herein.

The payment to be made by THE BORROWER, under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 12:00 Noon Central Standard Time in the due date, without set-off, counterclaim, deduction of whatever nature.

For the legal effects of this Note, THE BORROWER, determines as special domicile the City of New York, State of New York, United States of America or the City of San Salvador, Republic of El Salvador, and in case of judicial action, waives the right to appeal of the garnishment decree, sentence, and any other appealable decision of the El Salvador Mercantile Court in any Mercantile Judicial Collection Procedure or related procedure. To the maximum extent permitted by law, THE BORROWER agrees to pay on demand all costs and expenses of CITIBANK, N. A. hereunder that are incurred in connection with the enforcement of this Note, whether judicial or not. CITIBANK, N. A. has been empowered by THE BORROWER to designate the (bailee) depository of the garnished assets, which designee is released from providing a guaranty.

San Salvador, December 21, 1999.

/s/ Mauricio Muyshondt
----------------------------------
Signature

Name of the Subscriber: INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply, INMOBILIARIA PRICESMART, S. A. DE C. V.

Address of the Subscriber: Urbanizacion MadreSelva, Boulevard Sur, Calle Cortez Blanco y Ave. El Pepeto# 86. Antiguo Cuscatlan, El Salvador.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART EL SALVADOR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, or simply PRICESMART EL SALVAVOR, S. A. DE C. V.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PRICESMART, INC.

/s/ Ernesto Grijalva
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSMT CARIBE, INC.

/s/ Edgar Zurcher
----------------------------------
Signature of the Guarantor
Name of the guarantor: PSC, S. A.